UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 14, 2016

FUTUREWORLD CORP.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

FutureWorld Corp. 10901 Roosevelt Blvd, 1000c Saint Petersburg, Florida		33716
(Address of principal executive offices)		(Zip Code)

(727) 474-1816
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01 Other Events

FutureWorld announces today that it is changing the corporate name of Bioceutical Sciences into Biotica Pharmaceuticals. Biotica Pharmaceuticals, a biopharmaceutical company, together with its subsidiaries, will engage in discovering, developing, and commercializing cannabinoid based medicines. It will operate through three segments: 1) Commercial, 2) Drug delivery systems and methods such as hydrophobic, 3) Cannabinoids Research and Development for neuropathic pain, esophagitis, and immune enhancement.

FutureWorld announced on May 20, 2016, that the Company has elected Dr. Bobban Subhadra as the Chief Technology and Operation Officer at Bioceutical Sciences, effective June 1, 2016. Dr. Bobban Subhadra core expertise is in drug target discovery and new drug applications for various indications. He works with early-stage biotech companies to develop and commercialize core platform technologies.

Dr. Bobban Subhadra and his team at Bioceutical Sciences will focus on the creation of pharmaceutical drugs with multiple technologies incorporated as a drug delivery system such as hydrophobic, a nano-particle surrounded by a hydrophilic Nano-capsule much like liposomal but with improved efficiency for cellular integration using specifically formulated antigens. Potential theoretical applications are neuropathic pain, esophagitis, and immune enhancement. With the completion of the method of delivery technology for this current drug, Biotica Pharmaceuticals’ primary research team can effectively focus on technology for the drug's application and the drug's future classification.

FutureWorld is preparing Biotica Pharmaceuticals for the ensuing spin-off.

The FutureWorld Facebook Page (https://www.facebook.com/futureworldcorp)
The FutureWorld Twitter Feed (https://twitter.com/futureworldinc)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Corp.

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated:  June 14, 2016